Exhibit 32.1
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q/A of Equity LifeStyle Properties, Inc. for the quarter ended September 30, 2023 (the “Form 10-Q/A”), I, Paul Seavey, Executive Vice President and Chief Financial Officer of Equity LifeStyle Properties, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1.    the Form 10-Q/A fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.    the information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of Equity LifeStyle Properties, Inc.

Date: January 22, 2024	By:	/s/ Paul Seavey
Paul Seavey
Executive Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to
Equity LifeStyle Properties, Inc. and will be retained by Equity LifeStyle Properties, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.